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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



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      Date of Report (Date of earliest event reported): November 4, 1997


                               TANDY CORPORATION


             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-5571           75-1047710

   State of other jurisdiction    (Commission       (IRS Employer
       of incorporation)          File Number)    Identification No.)

         100 THROCKMORTON STREET, SUITE 1800, FORT WORTH TEXAS    76102
           (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (817) 415-3700

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   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits.

Exhibit
Number     Description
-------    -----------

5.1        Legal opinion of Satterlee Stephens Burke & Burke LLP.

10.1 Form of Sales Agreement to be dated November 4, 1997 by and among Tandy Corporation, Bear Stearns & Co. Inc., BancAmerica Robertson Stephens, Citicorp Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

23.1 Consent of Satterlee Stephens Burke & Burke LLP (included in opinion filed as Exhibit 5.1).

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TANDY CORPORATION
                                      (Registrant)


Date:  November 5, 1997             By: /s/Dwain H. Hughes
                                        ---------------------------------
                                           Dwain H. Hughes
                                           Senior Vice President and
                                           Chief Financial Officer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number         Description
-------        -----------

5.1            Legal opinion of Satterlee Stephens Burke & Burke LLP.

10.1 Form of Sales Agreement to be dated November 4, 1997 by and among Tandy Corporation, Bear Stearns & Co. Inc., BancAmerica Robertson Stephens, Citicorp Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

23.1 Consent of Satterlee Stephens Burke & Burke LLP (included in opinion filed as Exhibit 5.1).